UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 22, 2025

Nuveen Churchill Private Capital Income Fund
(Exact name of registrant as specified in its charter)

Delaware	000-56412	88-6187397
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

375 Park Avenue, 9th Floor, New York, NY	10152
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 478-9200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Churchill NCPCIF CLO-II LLC Closing

On May 22, 2025 (the “Closing Date”), Nuveen Churchill Private Capital Income Fund (the “Fund”) completed a $499,700,000 term debt securitization (the “2025 Debt Securitization”). The term debt securitization is also known as a collateralized loan obligation and is a form of secured financing incurred by the Fund.

The debt offered in the 2025 Debt Securitization (the “2025 Debt”) was issued and incurred by Churchill NCPCIF CLO-II LLC (formerly known as NCPCIF SPV IV, LLC) (the “2025 Issuer”), a direct, wholly owned, consolidated subsidiary of the Fund, pursuant to (i) an indenture and security agreement dated as of the Closing Date (the “Indenture”), (ii) a Class A-2L loan agreement dated as of the Closing Date (the “Class A-2L Loan Agreement”) and (iii) a Class B-L loan agreement dated as of the Closing Date (the “Class B-L Loan Agreement” and together with the Class A-2L Loan Agreement, the “Loan Agreements”).

The 2025 Debt consists of (i) $290.0 million of AAA-rated Class A-1 Notes, which bear interest at the three-month Term SOFR plus 1.665%; $35.0 million of AA-rated Class B Notes, which bear interest at the three-month Term SOFR plus 2.10%; and $144.7 million of Subordinated Notes, which do not bear interest (collectively, the “2025 Notes”) and (ii) $20.0 million of AAA-rated Class A-2L Loans, which bear interest at the three-month Term SOFR plus 1.85% and $10.0 million of AA-rated Class B-L Loans, which bear interest at the three-month Term SOFR plus 2.10% (collectively, the “2025 Loans”). The 2025 Debt also consists of AAA-rated Class A-2 Notes, which were issued with a $0 principal balance. The Fund directly retained all of the Subordinated Notes.

The 2025 Debt is backed by a diversified portfolio of senior secured and second lien loans. The Indenture contains certain conditions pursuant to which loans can be acquired by the 2025 Issuer, in accordance with rating agency criteria and as otherwise agreed with certain institutional investors who purchased the 2025 Debt. Through May 15, 2029, all principal collections received on the underlying collateral may be used by the 2025 Issuer to purchase new collateral under the direction of the Fund, in its capacity as collateral manager of the 2025 Issuer and in accordance with the Fund’s investment strategy, allowing the Fund to maintain the initial leverage in the 2025 Debt Securitization. The 2025 Notes are due on May 15, 2037 and the 2025 Loans mature on May 15, 2037.

The 2025 Debt is the secured obligation of the 2025 Issuer, and each of the Indenture and the Loan Agreements governing the 2025 Debt include customary covenants and events of default. The 2025 Debt has not been, and will not be, registered under the Securities Act of 1933, as amended, or any state “blue sky” laws and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or applicable exemption from registration.

The Fund serves as collateral manager to the 2025 Issuer under a collateral management agreement (the “Collateral Management Agreement”) and will waive any management fee that it is due in consideration for providing these services.

The descriptions of the Indenture, the Loan Agreements governing the 2025 Debt, and the Collateral Management Agreement contained in this Current Report on Form 8-K do not purport to be complete and are qualified in their entirety by reference to the Indenture, the Loan Agreements governing the 2025 Debt, and the Collateral Management Agreement attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, and incorporated herein by reference.

Amendment to Scotiabank Credit Facility

On May 22, 2025, the Fund entered into an amended and restated credit agreement (the “Amended Scotiabank Credit Facility Agreement” and the credit facility thereunder, the “Scotiabank Credit Facility”) with its direct, wholly owned subsidiaries, NCPCIF SPV III, LLC and NCPCIF BSL SPV I, LLC, as borrowers (collectively, the “New Borrowers”), the Fund, as servicer, the lenders from time to time parties thereto, the Bank of Nova Scotia, as administrative agent, U.S. Bank Trust Company, National Association, as collateral agent and collateral administrator, and U.S. Bank National Association, as custodian. In connection with the Amended Scotiabank Credit Facility Agreement, the 2025 Issuer ceased to be a party to the Scotiabank Credit Facility and the New Borrowers were added to the Scotiabank Credit Facility. In addition, the Amended Scotiabank Credit Facility Agreement: (i) adjusted the total revolving commitment available under the Scotiabank Credit Facility to $150.0 million (subject to increases up to $450.0 million), subject to availability governed by an over collateralization test; (ii) amended the applicable margin for the interest rate payable by each New Borrower; and (iii) extended the final maturity date of the Scotiabank Credit Facility from July 19, 2033 to May 22, 2034. The Fund will act as servicer to the New Borrowers under the Amended Scotiabank Credit Facility Agreement and will continue to waive any management fee that it is due in consideration for providing these services.

Under the Amended Scotiabank Credit Facility Agreement, the Fund and the New Borrowers, as applicable, have made customary representations and warranties and are required to comply with customary covenants and other requirements for similar facilities. The Amended Scotiabank Credit Facility Agreement includes usual and customary events of default for facilities of this nature. Borrowings under the Scotiabank Credit Facility will be used to acquire collateral loans during the reinvestment period, fund revolving collateral loans and/or delayed funding loans, pay certain fees and expenses and make permitted distributions.

In connection with the Amended Scotiabank Credit Facility Agreement, the Fund, as seller, and each of the New Borrowers, as buyer, entered into Loan Sale and Contribution Agreements (the “Contribution Agreements”), pursuant to which the Fund will transfer to the respective New Borrower certain originated or acquired loans and related assets from time to time.

The descriptions of the Amended Scotiabank Credit Facility Agreement and the Contribution Agreements contained in this Current Report on Form 8-K do not purport to be complete and are qualified in their entirety by reference to the Amended Scotiabank Credit Facility Agreement and the Contribution Agreements attached hereto as Exhibits 10.5, 10.6 and 10.7, respectively, and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Indenture, dated as of May 22, 2025, by and between Churchill NCPCIF CLO-II LLC, as issuer, and U.S. Bank Trust Company, National Association, as trustee

10.2	Class A-2L Loan Agreement, dated as of May 22, 2025, by and between Churchill NCPCIF CLO-II LLC, as borrower, and U.S Bank Trust Company, National Association, as loan agent and trustee

10.3	Class B-L Loan Agreement, dated as of May 22, 2025, by and between Churchill NCPCIF CLO-II LLC, as borrower, and U.S Bank Trust Company, National Association, as loan agent and trustee

10.4	Collateral Management Agreement, dated as of May 22, 2025, by and between Churchill NCPCIF CLO-II LLC, as issuer, and Nuveen Churchill Private Capital Income Fund, as collateral manager

10.5
Amended and Restated Credit Agreement, dated as of May 22, 2025, by and among NCPCIF SPV III, LLC, as a borrower, NCPCIF BSL SPV I, LLC, as a borrower, Nuveen Churchill Private Capital Income Fund, as servicer, the lenders from time to time party thereto, the Bank of Nova Scotia, as administrative agent, U.S. Bank Trust Company, National Association, as collateral agent and collateral administrator, and U.S. Bank National Association, as custodian

10.6	Loan Sale and Contribution Agreement, dated as of May 22, 2025, by and between Nuveen Churchill Private Capital Income Fund, as seller, and NCPCIF SPV III, LLC, as buyer

10.7	Loan Sale and Contribution Agreement, dated as of May 22, 2025, by and between Nuveen Churchill Private Capital Income Fund, as seller, and NCPCIF BSL SPV I, LLC, as buyer

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nuveen Churchill Private Capital Income Fund

Date: May 29, 2025	By:	/s/ Kenneth J. Kencel
Kenneth J. Kencel Chief Executive Officer and President